Exhibit 99.2

Forward-Looking Statements

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial
Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the
Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements:
• the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations,
• the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations,
• the impact of changes in financial services laws and regulations (including laws concerning taxation, banking, securities and insurance),
• changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial
Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board,
• technological changes.
•
• the success of the Company at managing the risks involved in the foregoing and managing its business.
The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
competition among financial services providers and,

•
Kearny is committed to meeting the financial needs of the
individuals, businesses, and communities we serve throughout
Northern and Central New Jersey and the New York metro area.
•
By providing a superior level of service, we hope to earn long-
term loyalty and become a financial partner for many years to come. Whether it is a loan request, information on a deposit product or assistance with one of our other financial services, we pledge to respond quickly, professionally and in a manner that puts customers’ needs first.
•
We value and respect our customers and employees and will
strive to maintain an environment within which employees will want to work and customers will want to bank.
Overview

Mission statement

NEW YORK
PENNSYLVANIA
NEW JERSEY
Atlantic Ocean
DELAWARE
Kearny Federal Savings

KEARNY FINANCIAL CORP.

•
Founded in 1884
•

th
Largest publicly traded mutual holding company
in the country
•
6
th
Largest financial institution headquartered in
New Jersey
•
Market capitalization ($896.1 million)
Company Overview

Note: Financial data as of June 30, 2014; Market data as of October 28, 2014
($ Millions)
Assets $3,510
Net Loans $1,729
Deposits $2,480
Equity $495
Tang. Common Equity/Tang. Assets 11.33%
Number of Branches 42
6/30/2014

Progressive community bank
Experienced management team
Seasoned acquirer and integrator
Best of breed technology platform
Stable financial condition
Well-capitalized balance sheet
Kearny Financial Corp. Background

Our Strengths

Kearny Financial Corp. Background

Growth through strategic mergers & acquisitions
Seller Completed Type Assets
($000)
Branches
1
st
Bergen Bancorp 3/31/1999 Thrift 300,755 4
Pulaski Bancorp, Inc. MHC 10/18/2002 Thrift 237,596 6
West Essex Bancorp 7/1/2003 Thrift 390,333 8
Central Jersey Bancorp 11/30/2010 Bank 571,295 13
Atlas Bank 6/30/2014 Thrift 110,480 2
Acquire niche talent
Expand geographic diversity
Grow market share
Acquire new business lines
Leverage capital
Source: SNL Financial

Scranton
Hawley
Port Jervis
Danbury
Essex
New London
New Haven
Westerly
Wilkes-Barre
Montague
Warwick
Jefferson Valley
West Haven
Stratford
Bridgeport
Block Island Sound
Mt. Pocono
Ringwood
New City
Norwalk
Long Island Sound
Southold
Newton
Montauk
Freeland
Stroudsburg
Stamford
Mattituck
Mount Bethel
Hopatcong
Paterson
Yonkers
Riverhead
East Hampton
Smithtown
Commack
Shirley
Lehighton
Newark
New York
Brentwood
Easton
High Bridge
Jersey City
Levittown
West Babylon
Allentown
Bethlehem
Edison
New Brunswick
Kutztown
Quakertown
Sayreville
Pottstown
Ewing
Trenton
Long Branch
Norristown
Levittown
Phoenixville
Drexel Hill
Philadelphia
Camden
Chester
Wilmington
Glassboro
Staffordville
Elkton
Salem
Egg Harbor City
Middletown
Bridgeton
Atlantic City
Millville
Smyrna
Ocean City
Dover
Dennisville
Sea Isle City

KEARNY FINANCIAL CORP.

Deposit Franchise

Strong deposit franchise
Source: SNL Financial
6   largest New
Jersey based
deposit
franchise
$59.0 million in
average
deposits per
branch
42 branch
locations across
11 counties
throughout
Northern and
Central New
Jersey, and the
greater New
York City area
$2.48 billion in
deposits as of
June 30, 2014
KRNY (42)
th

Deposit Market Demographics

…with the ability to attract customers from across our footprint
(1) Defined as the New York-Northern New Jersey-Long Island MSA.
Note: Deposit market share data as of June 30, 2014
Source: SNL Financial
Attractive
markets:
part of largest MSA in the U.S.
Weighted average median household income of Kearny franchise counties:
$71,975 vs. $51,579 median household income nationwide
Household income poised to grow
Projected population growth in Kearny’s primary NJ counties of operation 2.36%
vs. 1.64% for the entire state of New Jersey
Opportunities still exist for organic growth in existing branch footprint
1
Mkt. Pct. Of Kearny Median HH Projected HH Projected
Deposits Share MHC Deposits Income Income Change Population Change
County Branches ($M) (%) (%) ($) 2014-2019 (%) 2014-2019 (%)
Bergen, NJ 9 766.9 1.78 30.80 79,746 3.45 2.77
Hudson, NJ 2 505.9 1.78 20.32 59,841 8.75 4.58
Monmouth, NJ 12 473.3 2.31 19.01 80,904 3.09 0.03
Ocean, NJ 6 182.5 1.26 7.33 57,972 2.57 1.39
Morris, NJ 3 145.2 0.64 5.83 91,208 (0.14) 2.10
Middlesex, NJ 3 128.4 0.45 5.16 75,361 3.47 3.02
Essex, NJ 3 128.2 0.53 5.15 52,919 3.52 1.03
Kings, NY 1 58.5 0.14 2.35 44,890 6.75 4.12
Union, NJ 1 46.6 0.20 1.87 68,442 4.59 2.69
Richmond, NY 1 27.6 0.26 1.11 70,814 4.72 0.84
Passaic, NJ 1 27.0 0.25 1.09 53,787 2.28 0.77
42 2,490.2 100.00
Kearny MHC - Deposit Market Share by County

Kearny Financial Corp.

Deposit composition and strategies
Source: Company Filings, SNL Financial
•
Internal Strategies
Cultural transformation continued in 2014
Introduced Private Banker concept for high net-worth commercial and retail customers
Added small business bankers to improve volume
•
Results
Growth in core deposit balances continues
Increase in demand and NOW accounts
Retail Time
Deposits
47%
Jumbo Time
Deposits
14%
Demand
4%
NOW
7%
MMDA &
Savings
28%
Retail Time
Deposits
37%
Jumbo Time
Deposits
4%
Demand
9%
NOW
14%
MMDA &
Savings
36%
Deposits - June 30, 2007
Deposits - June 30, 2014
Retail Banking Group training leadership, professionalism, sales, and customer service
:

Kearny Financial Corp.

Composition of loan portfolio
• Last fiscal year net loan growth of 28%
• Loan portfolio mix continues to shift
• Strong growth in CRE & Multifamily category
June June June June June June June June
2007 2008 2009 2010 2011 2012 2013 2014
1-4 Family 64.5% 66.9% 65.9% 65.5% 48.2% 43.8% 36.8% 39.1%
CRE & Multifamily 18.4% 17.4% 18.9% 20.0% 30.3% 37.8% 49.0% 56.2%
Construction 1.3% 1.2% 1.3% 1.5% 1.7% 1.6% 0.8% 0.7%
Consumer 12.7% 10.7% 10.5% 10.8% 8.7% 8.5% 8.2% 0.2%
C&I 0.5% 0.8% 1.4% 1.4% 8.3% 6.9% 5.2% 3.8%
Other 2.6% 3.0% 2.0% 0.8% 2.9% 1.4% 0.0% 0.0%
(1)  Note: Loan growth includes integration of  loans of Atlas Bank
Source: Company Filings, SNL Financial
1

•
Expand upon expertise in commercial real estate, multifamily, and SBA lending
Continue to hire additional commercial lending personnel to increase market share
Business development officers continue to work collaboratively with the retail branch network to further develop/strengthen small business deposit, loan, and merchant business relationships
•
Rationale for commercial lending over residential lending
Commercial lending offers opportunity to lend at higher yields
Relationship based commercial lending requires borrower to establish meaningful deposits
•
Recent developments
Entered NYC commercial real estate lending market
Focused on originating larger commercial real estate and multi-family loans
Launched new SBA product (discounted guarantee fees)
Kearny Financial Corp.

Organic loan growth strategies

$417 MILLION
In Recent Commercial Loans
and Still Counting!
We have the know-how and experience to help with your next project, no matter the size or complexity. So when you're looking for commercial financing, think local.
$15,000,000
Mortgage
Refinance
259 Unit
Apartment Building
$12,750,000
Mortgage
Refinance
7 Floor
Office/Retail Building
$11,500,000
Mortgage
Refinance
6-Story, 25 Unit
Apartment Building
$11,400,000
Mortgage
New Construction
4-Story
Mixed Use Building
$11,250,000
1st & 2nd Mortgage
100,000
Sq. Ft.
Shopping Center
$8,700,000
Mortgage
Refinance
114,753 Sq. Ft.
Shopping Center
Kearny Federal Savings
Central Jersey Bank

Kearny Financial Corp.

Kearny Financial Corp. 12 Commercial lending success continues

Kearny Financial Corp.

NPA / Assets trend
(1) All MHCs that are publicly traded
(2) The group is comprised of publicly traded banks and thrifts
Source: SNL Financial
•
Asset quality continues to improve
•
Level of “classified assets” declined by 18.5% year
over year
•
Minimal level of NPAs as compared to the industry
NPAs / Assets Industry Comparison:  NPAs / Assets
0.87%
1.26%
1.51%
1.40%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
KRNY All MHC New Jersey
Publicly Traded
Nationwide
Publicly Traded
1.30
1.31
1.23
1.18
1.11
0.98
0.93
0.87
0.60
0.70
0.80
0.90
1.00
1.10
1.20
1.30
1.40
1.50
Sep
2012
Dec
2012
Mar
2013
Jun
2013
Sep
2013
Dec
2013
Mar
2014
Jun
2014
ALL vs. NPLs
0.22%
0.15%
1.26%
2.13%
2.76%
2.61%
2.27%
1.45%
0.70%
0.59%
0.62%
0.84%
0.93%
0.79% 0.80%
0.71%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2007 2008 2009 2010 2011 2012 2013 2014
NPLs/Loans Reserves/Loans

Kearny Financial Corp.

Summary income statement
(1)
Related to a one-time nonrecurring debt extinguishment expense in March 2013
(2) Resulting from system conversion and merger-related expenses
Source: Company Financial Statements
(dollars in thousands, except EPS)
FY 2012 FY 2013 FY 2014
Net Interest Income $70,180 $66,257 $73,821
Provision for Loan Losses 5,750 4,464 3,381
Loss on sale and write down of REO (3,330) (775) (441)
Gain on Sale of Securities 47
10,427
1,517
Other Non-Interest Income 5,428 6,736 7,047
Restructuring, Conversion and Merger Charges --
8,688 2,331
Other Non-Interest Expense 58,721 60,737 61,827
Income Tax Expense 2,776 2,250 4,217
Net Income 5,078 6,506 10,188
Diluted EPS $0.08 $0.10 $0.16
1
1
2

Kearny Financial Corp.

Net Interest Margin
(1) NJ Peers includes all public banks and thrifts headquartered in New Jersey
Source: SNL Financial
1
2.43%
2.54%
2.81%
2.83%
2.79%
2.65%
2.50%
2.44%
3.34%
3.40%
3.24%
3.65%
3.75%
3.59%
3.44%
3.38%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2007 2008 2009 2010 2011 2012 2013 2014
KRNY NJ Peers

•
Completed Bank technology platform conversions Q3 2014
•
Restructured SBA Lending group
•
Closed Atlas Bank acquisition June 30, 2014
•
Developed Executive & Employee Compensation programs to align with company strategic goals, probability focus, and long term shareholder value creation
•
Continue to evaluate fee income based business lines such as the acquisition of an insurance agency
Kearny Financial Corp.

Strategic review - 2014

Second Step Summary
On September 5, 2014 Kearny filed a registration statement in connection with its second step conversion from a mutual holding company to a stock holding company
Reasons for the offering
Support growth
Eliminate uncertainties associated with the mutual holding company structure
Transition to a more familiar and flexible form of ownership
Facilitate additional mergers and acquisitions
In connection with the conversion a new charitable foundation will be established by the new stock holding company with a $10.0 million contribution consisting of $5.0 million of common stock and $5.0 million in cash
Kearny Financial Corp.

Strategic Focus - 2015

•
Close second step offering
•
C&I business team build-out expected to occur over the next three quarters
•
Continue to expand the commercial lending team in NYC via LPO
•
Develop regional advisory board of COIs to help with loan growth and relationship building
•
Continued reallocation of earning assets from investments into loans
•
Refresh current company brand with new logo & tag line
Kearny Financial Corp.

Strategic Focus - 2015

kearnybank
For today. For tomorrow.

Kearny Federal Savings
DRIVE-UP ATM
24 HR. BANKING

kearnybank

PEOPLE
RELATIONSHIPS
PERFORMANCE

KEARNY FINANCIAL CORP.

Kearny Financial Corp. 19 Strategic Focus - 2015

•
Enhance current product offerings and business services utilizing the
Bank’s new technology platforms
–
“Mobiliti” - a new mobile banking /payment services application
–
“Popmoney” – a quick and secure way for customers to send and receive money
–
“OpenNow/FundNow” – online account origination system
Kearny Financial Corp.

Strategic Focus - 2015

Anywhere,
Anytime Banking.
Enjoy all the benefits of Internet Banking right from your phone or tablet!
Review Transactions
Get Up-to-date Balances
Securely Transfer Funds Between Accounts
Pay Bills
And More!
Download our mobile app today.
Google play
Available on the App Store

KEARNY FINANCIAL CORP.

Kearny Financial Corp. 21 Strategic Focus - 2015